UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

HEALTHSPRING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This filing consists of the following documents distributed by HealthSpring, Inc. on October 24, 2011:

• Employee Letter

• Employee FAQ

Colleagues,
I am writing you today with exciting news about our company. Today we announced that HealthSpring has agreed to be acquired by Cigna.
I want to take this opportunity to share with you why this is the right combination at the right time for HealthSpring and what this means for you.
Cigna has shared that they’re making this acquisition because they value the unique skill set and expertise of our employees. It is thanks to your hard work and commitment to serving our members and physician partners that we are known as a leader in the Medicare Advantage industry, and we’re proud of our track record.
As you know, scale has become more important for companies like ours to compete in today’s healthcare environment. We have entered into this agreement because as part of Cigna, we will be uniquely positioned to continue our growth and industry leadership — leading to more opportunities for our people.
Cigna shares our commitment to improving the health of the communities we serve by delivering the highest quality and greatest value in healthcare benefits and services. Cigna hopes to take our success to a new level by drawing on our core strengths, integrating them across their business and expanding them into diversified products and services. I will continue to be a part of the organization and lead HealthSpring along with key members of the senior leadership team.
We do not expect any immediate changes to your day-to-day business as a result of today’s announcement. Our physician-engagement business model is effective and members select our product because it’s a great value that offers high quality service — these will not change.
Cigna and HealthSpring realize that change always brings with it some anxiety, but both organizations are committed to a smooth integration. We are committed to keeping you updated as we have developments to share. In the meantime we ask that you continue to stay focused on supporting our business and delivering the excellent service our members know and love.
You can find more information about today’s news, including an FAQ, on IRIS.
Thank you for all you do.
Sincerely,

Herb A. Fritch
CEO, HealthSpring

Additional Information and Where to Find It
     This communication is being made in respect of the proposed transaction involving the Company and Cigna. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). The Company and Cigna plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page at www.healthspring.com or by sending a written request to the Company’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.
Interests of Participants
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011 and September 22, 2011, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
     Statements contained in this communication that are not historical fact are forward-looking statements which the Company intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of the Company and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which the Company and Cigna operate, as detailed from time to time in each of the Company’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

     Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and Cigna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A in each of the Company’s and Cigna’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. The Company and Cigna caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Cigna or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor Cigna undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

EMPLOYEE FAQ
Why is HealthSpring entering into this transaction?
•	HealthSpring entered into this agreement because this combination enhances our position as a leader in the Medicare Advantage industry with a focused strategy of empowering physicians to provide efficient, quality care to the communities that we serve. We believe this combination is in the best interest of our employees, Medicare Advantage members, physicians and our shareholders.

•	As part of Cigna, we will be better positioned to continue our growth and industry leadership.

•	Cigna has shared that they’re making this acquisition because they value the unique skill set and expertise of our employees.

•	Cigna shares our commitment to improving the health of the communities we serve by delivering the highest quality and greatest value in healthcare benefits and services.
How will HealthSpring benefit from being a part of Cigna? How will HealthSpring fit into Cigna’s business?
•	The combination of capabilities and scale will enhance our ability to take advantage of emerging trends and opportunities in our industry.

•	As part of Cigna, HealthSpring will continue to focus on the physician-engagement business model that has proven successful over the past ten years.

•	Cigna will take our success to a new level by drawing on HealthSpring’s highly complementary core competencies, integrating them across our business and expanding them into diversified products and integrated services.

•	Cigna has an expressed desire to expand coordinated care products available to HealthSpring’s IPAs which will enhance the relationship and value to current and future engaged providers.
How does this affect me? What are the plans for integration?
•	We do not expect any immediate changes in your day-to-day business.

•	Cigna and HealthSpring realize that change always brings with it some anxiety, but both organizations are committed to a smooth integration. At this stage it is too early to comment on specific plans for integration, but we are committed to keeping you updated as we have developments to share.
Will this affect my salary, wages or benefits?
•	We do not expect any significant impact on salaries, wages and benefits structures for employees, but it is too soon to provide further details at this stage.

•	We are committed to keeping you informed in a transparent and timely manner, and will have more to share with you in the weeks ahead.

•	In the meantime, we ask that you continue to stay focused on continuing to provide excellent service and support to our partners and members.

Will my reporting structure change as a result of this transaction?
•	It is too soon to know what the impact of this transaction will be on the reporting structure.

•	We are committed to keeping you informed of developments in a transparent and timely manner, and will have more to share with you in the weeks ahead.
What are the differences in cultures between the two companies? Will our current culture change?
•	One of the reasons that Cigna is acquiring HealthSpring is that they value our company, its culture and our employee base.

•	Cigna shares our commitment to delivering the highest quality and greatest value in healthcare benefits and services.
What impact does this have on the current open enrollment period?
•	This transaction has no impact on the current open enrollment process.
What will happen to management? Will HealthSpring’s CEO and senior leadership continue to be a part of the organization?
•	We expect that Herb Fritch and key members of the senior leadership team will continue to be a part of the organization and lead HealthSpring.
What impact will this have on HealthSpring’s business model and physician engagement / partnership strategy, plans for growth, etc.?
•	As part of Cigna, HealthSpring will continue to focus on the physician-engagement business model.

•	HealthSpring has proven that by working in partnership with primary care physicians and focusing on quality improvement, wellness and other patient-focused initiatives, we can produce an integrated model that promotes customer satisfaction and efficient care.

•	Expansion has always been a core element in HealthSpring’s success, and this transaction will integrate us into an organization whose superior resources can support growth both organically and acquisitively.
What will happen to my options and restricted shares in the merger?
•	Employee options and restricted shares will be assumed in the merger and continue to remain outstanding as options or restricted shares of Cigna’s common stock. Generally, your vesting terms and schedule will remain unchanged, and the exercise price of your options will be equitably adjusted to reflect the differences in Cigna’s and HealthSpring’s stock price.

Additional Information and Where to Find It
     This communication is being made in respect of the proposed transaction involving the Company and Cigna. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). The Company and Cigna plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page at www.healthspring.com or by sending a written request to the Company’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.
Interests of Participants
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011 and September 22, 2011, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
     Statements contained in this communication that are not historical fact are forward-looking statements which the Company intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of the Company and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which the Company and Cigna operate, as detailed from time to time in each of the Company’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.
     Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and Cigna’s Annual Report on

Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A in each of the Company’s and Cigna’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. The Company and Cigna caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Cigna or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor Cigna undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.